Filed Pursuant to Rule 497(e)

Registration No. 002-93068

EXCELSIOR TAX-EXEMPT FUNDS, INC.

(the “Company”)

Supplement dated June 22, 2006 to the Excelsior Tax-Exempt Funds, Inc.’s Statement of Additional Information dated July 29, 2005

On page 1 of the Statement of Additional Information, the following information is added under the heading “The Tax-Exempt Funds and the State Tax-Exempt Funds”:

“The Intermediate-Term Tax-Exempt Fund, the Long-Term Tax-Exempt Fund, the New York Intermediate-Term Tax-Exempt Fund, the California Short-Intermediate Term Tax-Exempt Income Fund and the Short-Term Tax-Exempt Securities Fund (the “Funds”) may place up to 5% of their total assets in fixed income securities that are rated at or below investment grade. These fixed income securities are rated in the lower rating categories of a nationally recognized rating agency (e.g., Ba of lower by Moody’s Corporation (Moody’s) or BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (S&P)), or unrated securities that the Adviser believes are of comparable quality. Securities rated below Baa3 by Moody’s or below BBB by S&P are commonly known as “junk bonds.”

Non-investment grade securities have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund’s shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for such securities, (e) the impact that legislation may have on the high yield securities market (and, in turn, on the Fund’s net asset value and investment practices), (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.”